UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2014
Materion Corporation
____________________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio		44124

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
____________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Shareholders of Materion Corporation (the "Company") held on May 7, 2014 (the "Annual Meeting"), the shareholders of the Company approved and adopted the Company's 2006 Stock Incentive Plan (As Amended and Restated as of May 7, 2014) (the "Amended Employee Plan"). The Amended Employee Plan became effective on that date. The Company's principal reason for adopting the Amended Employee Plan was to increase the number of common shares available for issuance from 2,050,000 to 3,250,000 and to renew shareholder approval of the material terms of the Amended Employee Plan for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Additionally, the Amended Employee Plan

•
Allows for common shares withheld for taxes for awards other than stock options or stock appreciation rights ("SARs") to be added back to the aggregate Amended Employee Plan limit for a 10-year period;

•
Increases the Code Section 162(m) limit for qualified performance-based awards of restricted stock units ("RSUs"), performance restricted shares ("PRS") or performance shares ("PS") from 100,000 to 200,000 shares;

•
Revises the "Management Objectives" definition to generally conform to the similar definition in the Company's Management Incentive Plan and to add the following additional performance metrics: total inventory; total receivables; inventory turns; EBITDA divided by revenues or value-added revenue; new product value-added sales growth; sales and administrative costs divided by value-added sales; value-added sales per employee; and combinations of the sales, value-added sales, sales growth, cost initiative and stock price metrics described in the Amended Employee Plan;

•
Allows for substitute, conversion or assumed awards in a corporate transaction to not count against (or be added back to) the Amended Employee Plan limits, and allows for the Company to use shares under certain plans assumed in a corporate transaction for certain awards under the Amended Employee Plan but not count against the Amended Employee Plan limits;

•	Clarifies that option rights and SARs granted under the Amended Employee Plan may not provide for dividends or dividend equivalents;

•	Removes certain provisions pertaining to stock options that are outdated or not reflective of market practice;

•	Increases the Company’s flexibility to include forfeiture provisions regarding awards in the evidences of such awards; and

•	Extends the expiration date of the Amended Employee Plan from May 4, 2021 to May 7, 2024.
This description of the Amended Employee Plan is qualified in its entirety by reference to the full text of the plan, which is incorporated herein by reference as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on May 7, 2014. As of March 10, 2014, the record date of the Annual Meeting, there were 20,917,242 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 20,330,506 or 97.2% of the outstanding common shares entitled to vote were represented in person or by proxy. All nominees were elected and all proposals were approved. These shares were voted as follows (vote totals may not agree due to rounding or fractional shares):

1. The following individuals were nominated in 2014 to serve as directors until 2017:

Edward F. Crawford
Votes For:	18,312,733
Votes Withheld:	588,426
Broker Non-Votes:	1,429,347

Joseph P. Keithley
Votes For:	16,592,261
Votes Withheld:	2,308,899
Broker Non-Votes:	1,429,347

N. Mohan Reddy
Votes For:	16,594,725

Votes Withheld:	2,306,435
Broker Non-Votes:	1,429,347

Craig S. Shular
Votes For:	16,720,628
Votes Withheld:	2,180,532
Broker Non-Votes:	1,429,347

2. Approval of the Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated as of May 7, 2014):
Votes For:	15,758,979
Votes Withheld:	3,047,459
Abstentions:	94,721
Broker Non-Votes:	1,429,347

3. Approval of the Materion Corporation 2006 Non-employee Director Equity Plan (As Amended and Restated as of May 7, 2014):
Votes For:	17,616,035
Votes Withheld:	1,206,903
Abstentions:	78,221
Broker Non-Votes:	1,429,347

4. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2014:
Votes For:	19,935,516
Votes Against:	367,939
Abstentions:	27,052

5. Advisory (non-binding) vote to approve the compensation of the Company's named executive officers:
Votes For:	17,754,403
Votes Withheld:	1,048,535
Abstentions:	98,222
Broker Non-Votes:	1,429,347

6. Approval of an amendment to Materion's Amended and Restated Code of Regulations to opt out of the Ohio Control Share Acquisition Act:
Votes For:	18,041,498
Votes Withheld:	800,624
Abstentions:	59,038
Broker Non-Votes:	1,429,347

7. Approval of amendments to Materion's Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations to declassify the Board of Directors:
Votes For:	17,152,819
Votes Withheld:	1,696,276
Abstentions:	52,064
Broker Non-Votes:	1,429,347

8. Approval of amendments to Materion's Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations to eliminate cumulative voting in the election of directors:
Votes For:	15,703,004
Votes Withheld:	3,146,137
Abstentions:	52,018
Broker Non-Votes:	1,429,347

The implementation of the proposals to amend the Company's Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations (1) to declassify the Board of Directors and (2) to eliminate cumulative voting in the election of directors was expressly conditioned upon the approval by the Company's shareholders of both proposals. Because the Company's shareholders approved both proposals, each of the proposals will be implemented by the Company.

Item 9.01 Financial Statements and Exhibits.

10.1 Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated as of May 7, 2014) (incorporated herein by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-8 (File No. 333-195762) filed with the Securities and Exchange Commission on May 7, 2014).

Top of the Form
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 9, 2014	By:	/s/ Michael C. Hasychak
Michael C. Hasychak
Vice President, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
10.1
Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated as of May 7, 2014) (incorporated herein by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-8 (File No. 333-195762) filed with the Securities and Exchange Commission on May 7, 2014).